Exhibit 10.37

      STATE OF DELAWARE

     SECRETARY OF STATE

DIVISION OF CORPORATION

FILED 12:00 PM 08/15/2001

     010402011 - 2346943

AMENDMENT NO. 1

TO

RESTATED CERTIFICATE OF INCORPORATION

OF

LODGENET ENTERTAINMENT CORPORATION

                The undersigned, being a duly authorized officer of LodgeNet Entertainment Corporation (the “Corporation”), a corporation organized and exisiting under the laws of the state Delaware, hereby certifies as follows:

1.                    That the first sentence of Article Fourth of the Restated Certificate of Incorporation of the Corporation has been amended to read as follows:

The total number of shares of stock which the Corporation shall have authority to issue is 55,000,000, of which 50,000,000 shall be common stock, par value $0.01 per share (the “Common Stock”) and 5,000,000 shall be preferred stock, $0.01 par value per share (the “Preferred Stock”).

2.                    That the remainder of Article Fourth remains unchanged.

3.                    That the above described amendment to the Corporation’s Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

                IN WITNESS WHEREOF, the undersigned has caused this Amendment to be signed in the name of the Corporation this 7 day of August, 2001.

LODGENET ENTERTAINMENT CORPORATION

By:	/s/ Scott C. Peterson

Its:	President

Attest:

Daniel Johnson
Secretary Daniel Johnson

State of Delaware

Office of the Secretary of State

                I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “LODGENET ENTERTAINMENT CORPORATION”, FILED IN THIS OFFICE ON THE FIFTEENTH DAY OF AUGUST, A.D., 2001, AT 12 O’CLOCK P.M.

                A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

/s/ Harriet Smith Windsor

Harriet Smith Windwor, Secretary of State

2346943 8100	AUTHENTICATION:	1298762

010402011	DATE:	08-6-01

RESTATED CERTIFICATE OF INCORPORATION

OF

LODGENET ENTERTAINMENT CORPORATION

                LodgeNet Entertainment Corporation a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1.             The present name of the Corporation is LodgeNet Entertainment Corporation.  The name under which the Corporation was originally incorporated was LNet, Inc.

2.             The date of filing the Corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware is August 10, 1993.

3.             The text of the Certificate of Incorporation of the Corporation is hereby amended and restated to read as follows;

FIRST.               The name of the corporation is LodgeNet Entertainment Corporation (the “Corporation”).

SECOND.         The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle.  The name of its registered agent at such address is The Corporation Trust Company.

THIRD.              The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the Sate of Delaware (“DGCL”).

FOURTH.          The total number of shares of stock which the Corporation shall have authority to issue is 55,000,000 of which 50,000,000 shall be common stock par value $0.01 per share (the “Common Stock”) and 5,000,000 shall be preferred stock, $0.01 per value per share (the “Preferred Stock”).  The Preferred Stock may be issued from time to time in one or more series, each of which (a) shall consist of such number of shares and shall have such distinctive serial designation; (b) may have such voting powers, full or limited, or may be without voting powers; (c) may be subject to redemption at such time or times and at such prices; (d) may be entitled to receive dividends (which may be cumulative or noncumulative) at such rate or rates, on such conditions, and at such times, and payable in preference or in such relation to the dividends payable on any other class or classes or series of stock; (e) may have such rights upon the dissolution, or upon any distribution of the assets, of the Corporation; (f) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation, at such price or prices or at such rates of exchange and with such adjustments; and (g) shall have such other relative, participating, optional or other special rights, qualifications, limitations and/or restrictions thereof, all as shall be stated and expressed in the resolution or resolutions providing for the issue of the particular series of such Preferred Stock from time to time adopted by the Board of Directors of the Corporation pursuant to authority so to do which is hereby vested in such Board.

The Common Stock shall entitle the holders thereof to one vote per share on each proposition submitted to such holders for their vote thereon.

The number of authorized shares of any class of stock of the Corporation, including without limitation the Preferred Stock and the Common Stock, may be increased or decreased by the affirmative vote of the holders of a majority of all of the stock of the Corporation entitled to vote, without regard to class.

FIFTH.           A.    The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors (the “Board”).

                        B.    The Board shall consist of not less than three nor more than nine directors, with the exact number of directors to be fixed from time to time by or in the manner provided in the Corporation’s bylaws.

                        C.    The Board shall be divided into three classes of directors, as nearly equal in number as possible, with the term of the office of directors in the first class to expire at the annual election of directors of the Corporation in 1994, the term of office of directors of the second class to expire at the annual election of directors of the Corporation in 1995 and the term of office of directors of the third class to expire at the annual election of directors of the Corporation in 1996.  At each annual election of directors of the Corporation, directors chosen to succeed those whose terms then expire shall be elected for a term of office expiring at the third succeeding annual election of directors of the Corporation occurring after their election.  Notwithstanding the foregoing provisions of this Paragraph C, each director of the Corporation shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

                        D.    In the event of any increase or decrease in the authorized number of directors, the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board among the three classes of directors so as to maintain such classes as nearly equal in number as possible.  No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

                        E.Stockholders of the Corporation may effect the removal of a director from the Board only for cause.

                        F.Notwithstanding the foregoing, whenever the holders of any one or more series of capital stock issued by the Corporation having a preference over the Common Stock as to dividends or upon liquidation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies, terms of removal and other features of such directorships shall be governed by the resolution or resolutions establishing such series adopted pursuant to Article FOURTH and such directors so elected shall not be divided into classes pursuant to this Article FIFTH or counted in the limits on the number of directors of the Corporation set forth in this Article FIFTH, unless expressly so provided by such resolution or resolutions.

                        G.    Advance notice of nominations for the election of directors and advance notice of other proposals for stockholder action shall be given in the manner set forth in the bylaws of the Corporation.

SIXTH.              In furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized:

                        A.    To adopt, alter, amend and repeal the bylaws of the Corporation (except insofar as the bylaws of the Corporation adopted by the stockholders of the Corporation shall otherwise provide); and

                        B.    To provide for the indemnification of directors, officers, employees and agents of the Corporation, and of persons who serve other enterprises in such or similar capacities at the request of the Corporation, in a manner and to the extent permitted by the DGCL, or any other applicable law, as may from time to time be in effect.

SEVENTH.    A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except that this provision does not eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL, or (d) for any transaction from which the director derived any improper personal benefit.  If the DGCL is amended at any time to further eliminate or limit, or to authorize further elimination or limitation of, the personal liability of directors, then the personal liability of a director to the Corporation or its stockholders shall be eliminated or limited to the full extend permitted by the DGCL, as so amended.  Any repeal or modification of this Article SEVENTH shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

EIGHTH.            Elections of directors of the Corporation need not be by written ballot unless the bylaws of the Corporation shall so provide.

NINTH.              Any action required or permitted to be taken by the holders of Common Stock of the Corporation must be taken at a duly called annual or special meeting of such holders and may not be taken by written consent of such holders.

TENTH.             The Corporation expressly elects to be governed by Section 203 of the DGCL.

ELEVENTH.  Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

TWELFTH.   The Corporation reserves the right to amend its Certificate of Incorporation, and to thereby change or repeal any provision therein contained from time to time, in the manner prescribed at the time by statute, and all rights conferred upon stockholders by such Certificate of Incorporation are granted subject to this reservation, except that any amendment or repeal of Article NINTH of this Certificate of Incorporation, or of this Article, shall require the affirmative vote of the holders of at least 80% of the then outstanding voting stock of the Corporation.

*              *            *            *

            4.             This Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Section 245 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said LodgeNet Entertainment Corporation has caused this Restated Certificate of Incorporation to be signed by Scott C. Petersen, its President and its corporate seal to be hereunto affixed and attested by Daniel P. Johnson, its Secretary this 7th day of August, 2001.

LodgeNet Entertainment Corporation

(Corporate Seal)
By
President

By
Secretary